UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 8, 2018
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 7.01    REGULATION FD DISCLOSURE

November 8, 2018 -- Pacific Premier Bancorp, Inc. (NASDAQ: PPBI), the holding company of Pacific Premier Bank, announced today that Steven R. Gardner, Chairman, President and Chief Executive Officer, and Ronald J. Nicolas, Jr., Senior Executive Vice President and Chief Financial Officer, will participate in the Piper Jaffray Western Bank Symposium being held in Newport Beach on November 8, 2018. Conference attendance is by invitation only, and during the conference the members of the Pacific Premier executive management team will hold a series of meetings with institutional investors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Presentation is also available on the Company’s web site at www.ppbi.com.

Information contained herein, including Exhibits 99.1 and 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release, dated November 8, 2018
99.2	Pacific Premier Bancorp, Inc., Investor Presentation, Third Quarter 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	November 8, 2018	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President & Chief Executive Officer